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                                                                   EXHIBIT 10.84

                                AMENDMENT NO. 2
                                       TO
                        COLLABORATIVE RESEARCH AGREEMENT
                       BETWEEN SEQUANA THERAPEUTICS, INC.
                                      AND
                           CORANGE INTERNATIONAL LTD.
                             DATED 30TH JUNE, 1995

     This Amendment No. 2 (the "Amendment") to the Collaborative Research Agreement entered into as of the 30th day of July, 1995, as amended by letter dated January 9, 1998 (the "Original Agreement") is made by and between SEQUANA THERAPEUTICS, INC., a California corporation, having its principal place of business at 11099 North Torrey Pines Road, Suite 160, La Jolla, California, 92037 ("Sequana") and CORANGE INTERNATIONAL LTD., a Bermuda corporation ("Corange") effective as of February 23, 1998.

     WHEREAS, the Parties desire to amend the Original Agreement on the terms provided below:

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual premises and covenants set forth below, for other good and valuable consideration the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, agree as follows:

1. Unless otherwise defined in this Amendment, the capitalized terms used in this Amendment shall have the same meaning as given them in the Original Agreement.

2.   A new Section 1.4A shall be inserted as follows:

          1.4A "Biomedical" means any research tool (including, without limitation, probes, antibodies, conjugates or kits) for identifying diagnostic markers for human disease, which tool is not subject to regulation by the FDA and is not subject to regulation by any equivalent agency to the FDA in a Major Country other than the United States of America.

3.   Section 1.12 shall be deleted in its entirety and the following Section
1.12 shall be inserted in lieu thereof:

          1.12 "Diagnostic" means any Biomedical, diagnostic device, compound or kit that is discovered, or the utility of which is discovered by Sequana or Corange based on one or more Osteoporosis Gene(s) and that is covered by a Corange Patent, Sequana Patent or Joint Patent anywhere in the world. "Diagnostic" shall also include any service related to such a Diagnostic.

4. Section 2.3(iii) shall be deleted in its entirety and the following Section 2.3(iii) shall be inserted in lieu thereof:
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          2.3(iii) [*]

5. Section 2.5 shall be deleted in its entirety and the following Section 2.5 shall be inserted in lieu thereof:

          2.5 [*]

              [*]

             (iv) The JRMC shall stipulate in writing when each research milestone has been achieved. In the event the JRMC cannot agree whether a milestone has been achieved, the decision will be subject to the resolution procedure of Article 3.3.


* Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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     Except as modified above, the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, the day and year first above written.


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
SEQUANA THERAPEUTICS, INC.                  CORANGE INTERNATIONAL LTD


By: /s/ DANIEL H. PETREE                    By: /s/ GERALD MOELLER
   ---------------------------------           -------------------------------

Name: Daniel H. Petree                      Name: Dr. GERALD MOELLER
     -------------------------------             -----------------------------

Title: President and COO                    Title: President and CEO
      ------------------------------              ----------------------------




                                            BOEHRINGER MANNHEIM GMBH


                                            By: /s/ GUNTER SCHUMACHER
                                               -------------------------------

                                            Name: Dr. GUNTER SCHUMACHER
                                                 -----------------------------

                                            Title: Sr. V.P. R&D Therapeutics
                                                  ----------------------------
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